_______________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 __________

                                SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934
                                 __________


 Filed by the Registrant [ X ]
 Filed by a Party other than the Registrant [   ]
 Check the appropriate box:
    [    ] Preliminary Proxy Statement
    [ X  ] Definitive Proxy Statement
    [    ] Definitive Additional Materials
    [    ] Soliciting Material Pursuant to Rule 14a-11(c) or
           Rule 14a-12


                      AQUILA BIOPHARMACEUTICALS, INC.
              (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

 Payment of Filing Fee (Check Appropriate Box)
    [ X ] No fee required.
    [   ] Fee computed on table below per Exchange Act Rules
          14a-6(i)(1) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:
               [    ] Fee paid previously with preliminary materials.
               [    ] Check box if any part of the fee is offset as provided
                      by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                      1)   Amount Previously Paid:
                      2)   Form, Schedule or Registration Statement No.:
                      3)   Filing Party:
                      4)   Date Filed:
    _______________________________________________________________________
                       AQUILA BIOPHARMACEUTICALS, INC.
                              ________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 20, 1997
                              ________________

   To the Shareholders of
   Aquila Biopharmaceuticals, Inc.:


	NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Aquila Biopharmaceuticals, Inc. (the "Company") will be held on Tuesday, May 20, 1997 at 3:00 p.m. at the offices of Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111, for the following purposes:

   1. To elect two Class I directors to the Board of Directors to hold office until the annual meeting of shareholders in 1999;

   2. To elect one Class II director to the Board of Directors to hold office until the annual meeting of shareholders in 2000;

   3.      To approve the Company's 1996 Stock Award and Option Plan;

   4.      To approve the Company's 1996 Directors Stock Award and Option Plan;

   5.      To approve the Company's 1996 Employee Stock Purchase Plan; and

   6. To transact such other business as may properly come before the meeting or any adjournment of this meeting.

   The Board of Directors has fixed the close of business on April 15, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at this annual meeting and at any adjournment thereof.

   All shareholders are cordially invited to attend the meeting; however, to assure your representation at the meeting you are urged to mark, sign, date, and return the enclosed form of proxy as promptly as possible. Any share-holder attending the meeting may vote in person even if he or she has returned a proxy.

                                           By Order of the Board of Directors


                                           JANE V. HAWKES, Secretary


   April 18, 1997



                           AQUILA BIOPHARMACEUTICALS, INC.
                              365 PLANTATION STREET
                           WORCESTER, MASSACHUSETTS 01605


                                 PROXY STATEMENT
                           ANNUAL MEETING OF SHAREHOLDERS


This proxy statement is being furnished to shareholders of the Company in connection with the solicitation by the Company's board of directors (the "Board of Directors" or "Board") of proxies for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on Tuesday, May 20, 1997 at 3:00 p.m. at the offices of Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111, and any adjournment thereof. A copy of the Company's 1996 annual report on Form 10-K, including financial statements, is being mailed concurrently with this proxy statement to each shareholder entitled to vote at the meeting. This proxy statement and accompanying proxy materials will be mailed beginning April 18, 1997 to all shareholders entitled to vote at the meeting.

Voting and Proxies

The Board of Directors has fixed the close of business on April 15, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of the Company's common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the close of business on March 18, 1997, there were 5,000,000 shares of the Company's common stock outstanding.

Each holder of record of shares of the Company's common stock on the record date is entitled to cast one vote per share, in person or by properly executed proxy, on any matter that may properly come before the Annual Meeting. The presence in person or by properly executed proxy of the holders of a majority of the shares of the Company's common stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of the Company's common stock present at the Annual Meeting in person or by properly executed proxy is required to elect the nominees for directors. The affirmative vote of the holders of a majority of the Company's common stock present at the Annual Meeting in person or by properly executed proxy is required to approve the Company's 1996 Stock Award and Option Plan. The affirmative vote of the holders of a majority of the Company's common stock present at the Annual Meeting in person or by properly executed proxy is required to approve the Company's 1996 Directors Stock Award and Option Plan. The affirmative vote of the holders of a majority of the Company's common stock present at the Annual Meeting in person or by properly executed proxy is required to approve the Company's 1996 Employee Stock Purchase Plan. With respect to the required vote on any particular matter, abstentions will be treated as votes cast or shares present and represented; while votes withheld by nominee record holders who did not receive specific instructions from the beneficial owners of such shares will not be treated as votes cast or shares present or represented. The failure of a broker to return a signed proxy card will result in the shares held of record by such broker not being counted towards the determination of a quorum.

Proxy Voting and Revocation

All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld. Where a choice is specified as to the proposal, the proxies will be voted in accordance with such specification. If no choice is specified, the persons named in the proxies solicited by the Board of Directors intend to vote for the election of the three nominees for directors and for Proposals 3, 4 and 5.

The Board of Directors does not know of any matters, other than the matters described in this Proxy Statement, which are expected to be presented for consideration at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the accompanying proxy will have discretion to vote on such matters in accordance with their best judgment.

Shareholders of the Company who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted or by executing and delivering later-dated proxies. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the shareholder so attending so notifies the Secretary of the Company in writing at any time prior to the voting of the proxy.

Solicitations

Proxies are being solicited by and on behalf of the Board of Directors. In addition to solicitation by mail, directors, officers, and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses. In addition, the Company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies from its shareholders. For such service American Stock Transfer & Trust Company will receive reimbursement of out of pocket costs and expenses but will receive no consideration in addition to that received as transfer agent.

Background

The Company is a successor for reporting purposes under the Securities Exchange Act of 1934 (the "Exchange Act") to Cambridge Biotech Corporation ("CBC"). CBC filed for bankruptcy in July of 1994, and its Plan of Reorganization ("Reorganization Plan") was approved by the United States Bankruptcy Court on July 18, 1996. Under the Reorganization Plan, which was consummated in October of 1996, holders of CBC common stock exchanged all of their CBC shares for shares of the Company, and CBC's biopharmaceutical business was transferred to the Company as the sole stockholder of CBC. The Company then sold all of the outstanding shares of CBC (which had retained its diagnostics business) to a third party.

The common stock of the Company was deemed registered under Rule 12g-3 of the Exchange Act, and the Company's shares began trading on the NASDAQ National Market System in October of 1996. Discussion contained herein of the Board and its committees relates only to the Board of the Company and not of CBC. In several instances, as noted, however, the Company's disclosure includes matters occurring prior to the consummation of the Reorganization Plan. For example, the compensation reported for each of the named executive officers includes compensation earned during the time such officers served as officers of CBC. The disclosure is structured in this manner to provide context to the reporting on an annual basis. It should be noted, however, that the Company is a separate and distinct entity from and is no longer affiliated with CBC.


                               PROPOSALS 1 AND 2
                             ELECTION OF DIRECTORS

Under the Company's By-laws, the Board of Directors consists of such number as the Board shall determine but not less than one. The Board has set the number of Board members at five. The Board is classified into three classes, as nearly equal in number as possible, whose terms of office expire at different times in annual succession. If the three nominees are elected, there will be two directors (Mr. Beaver and Dr. Dorrington) whose terms expire at the annual meeting of the Company's shareholders in 1998, two directors (Messrs. Nelson and Hillback) whose terms expire at the annual meeting of the Company's shareholders in 1999, and one director (Dr. Taunton-Rigby) whose term expires at the annual meeting of the Company's shareholders in 2000. Commencing at the annual shareholders' meeting in 1998, the members of each class will be elected to serve a three year term unless the membership of a class or classes is being reapportioned. It is intended that the persons named on the proxy card as proxies will vote shares of the Company's common stock so authorized for the election of Dr. Taunton-Rigby and Messrs. Nelson and Hillback to the Board of Directors. The Board of Directors expects that each of the nominees will be available for election; but in the event that any of them should become unavailable, it is intended that the proxy would be voted for a nominee or nominees who would be designated by the Board of Directors, unless the Board reduces the number of directors.

Messrs. Nelson and Hillback will each serve until the annual meeting of the shareholders in 1999 and until their successors are elected and qualified; and Dr. Taunton-Rigby will serve until the annual meeting of the shareholders in 2000 and until her successor is elected and qualified. All the nominees are currently directors of the Company, and all nominees have agreed to serve as directors if elected at the meeting.

     The Board of Directors recommends a vote FOR the election of the nominees set forth below.

        Biographical summaries of the nominees for directors of the
                         Company appear below.


Alison Taunton-Rigby

Alison Taunton-Rigby, Ph.D., 52, has been President and director since March of 1996 and Chief Executive Officer since October 1996. Dr. Taunton-Rigby was President and Chief Executive Officer and a member of the board of directors of CBC from April 1995 until October of 1996. From 1993 to 1994, she was President and Chief Executive Officer of Mitotix, Inc., a biopharmaceutical company. Prior to joining Mitotix, Dr. Taunton-Rigby was Senior Vice President, Biotherapeutics, of Genzyme Corporation, where she had overall responsibility for Genzyme's biotherapeutics business. Dr. Taunton-Rigby is a member of the board of directors of BIO, the national biotechnology trade organization, where she is also Vice Chair of the emerging companies section. She is also a member of the board of directors and a past President of the Massachusetts Biotech Council, the trade organization representing Massachusetts biotechnology companies. Dr. Taunton-Rigby received her doctorate in chemistry from the University of Bristol in England, and is a graduate of the Advanced Management Program of the Harvard Business School. She is a director of the CML Group, a specialty retailer, and of Synaptic Pharmaceutical Corporation. She is also a member of the Bentley College Ethics Board.




Elliott D. Hillback, Jr.

Elliott D. Hillback, Jr., 52, has been a director of the Company since March of 1996. Since July 1990, Mr. Hillback has served as Senior Vice President of Genzyme Corporation and from July 1991 to September 1996 was President and Chief Executive Officer of its majority owned subsidiary, IG Laboratories, Inc. As Senior Vice President of Genzyme, he was responsible for the formation in October 1990 of Neozyme Corporation, a research and development company established to accelerate product development for Genzyme. He is currently responsible for several corporate development programs including those focused on gene based medicine. Prior to joining Genzyme, Mr. Hillback held executive positions at Baxter International and The BOC Group, Inc. as well as the positions of President and Chief Executive Officer of Cellcor Therapies, Inc., a start-up biotechnology company. Mr. Hillback is co-chair of the Ethics Committee of the industry trade association, BIO, and is a member of the Council of Medical Genetics Organizations. He serves as director of IntegraMed America, Inc., a company engaged in managing clinical facilities which utilize its assisted reproductive technology programs for infertile couples. He earned his B.A. degree at Cornell University and an M.B.A. from Harvard Business School. He is chairman of the Audit Committee and a member of the Compensation Committee.


John M. Nelson

John M. Nelson, 65, has been a director of the Company since March of 1996. Mr. Nelson served as director of CBC from January 1987 to October 1996. Since 1991, Mr. Nelson has been Chairman of Wyman-Gordon Company, a manufacturer of technically advanced forgings, investment castings and composites principally for aircraft structures and jet engines. From 1991 to May 1994, he also served as Chief Executive Officer. In 1995, Mr. Nelson was elected Chairman of the board of The TJX Companies, Inc., a retailer of off-price fashion goods. From 1988 until 1990 Mr. Nelson was Chairman, President and Chief Executive Officer of Norton Company, a manufacturer of abrasives, ceramics, plastics, and chemical process products. From 1979 to September 1990, he was a director of Norton. Prior to becoming Chief Executive Officer of Norton, Mr. Nelson was President and Chief Operating Officer of Norton from 1986 to 1988, and, for more than five years, was President and Chief Executive Officer of its subsidiary, Norton Christianson, Inc. Mr. Nelson holds a B.A. degree from Wesleyan University and an M.B.A. from Harvard Business School. He is a director of Brown & Sharpe Manufacturing Company, Stocker & Yale, Inc., The TJX Companies, Inc., and Commerce Holdings, Inc. Mr. Nelson serves as Chairman of the Company's Compensation Committee.


Biographical summaries of the remaining directors of the Company whose terms of office will continue after the Annual Meeting appear below.


Jeffrey T. Beaver

Jeffrey T. Beaver, 59, has been a director of the Company since March of 1996, and currently serves as the Chairman of the Board. Mr. Beaver served as a director of CBC from January 1983 to October 1996, and as Chairman of the board of directors from April 1995 to October 1996. From May 1994 to April 1995, Mr. Beaver served as President and Chief Executive Officer of CBC, and from May 1994 to March 1996, Mr. Beaver served as CBC's Treasurer. Since October 1996, Mr. Beaver has been Senior Advisory Director of CoView Capital, Inc. From January 1991 to May 1994, Mr. Beaver was an independent consultant in the healthcare sector. From September 1986 to December 1990, Mr. Beaver was Senior Vice President and Head of the Corporate Finance Group of IBJ Schroder Bank and Trust Company. Prior to September 1986, Mr. Beaver was a Managing Director of J. Henry Schroder Corporation (a subsidiary of Schroder Venture Managers, Inc.) where he was engaged in providing corporate financial advisory services. Mr. Beaver is a member of the Institute of Chartered Financial Analysts. He received his B.A. degree from Princeton University and his M.B.A. degree from New York University. Mr. Beaver is a member of the Nominating Committee of the Company.


Keith J. Dorrington

Keith J. Dorrington, Ph.D., D.Sc., 57, has been a director of the Company since October 1996. Since 1991, Dr. Dorrington has been associated with MDS Health Ventures Capital Corp., the leading venture capital company for the healthcare sector in Canada, serving as Senior Vice President, Science and Technology since 1993. In this capacity Dr. Dorrington is responsible for the scientific evaluation of all pharmaceutical/biotechnology proposals received by MDS and in-depth technical review of selected proposals. Between 1988 and 1991 Dr. Dorrington was General Manager and a Director of Wellcome Biotechnology Ltd. and, from 1982 to 1988, Vice President, Research and Development at Connaught Laboratories Ltd. Prior to 1982 Dr. Dorrington was Chairman of the Department of Biochemistry at the University of Toronto. He holds directorships in six early stage companies in the MDS portfolio and is a director of two of the Network Centres for Excellence. Dr. Dorrington earned his B.Sc., Ph.D., and D.Sc from the University of Sheffield, U.K. He is a member of the Audit Committee and Chairman of the Nominating Committee.



                 Security Ownership of Certain Beneficial Owners
                           and Management of the Company

The following table sets forth certain information as to the Company's common stock owned by management of the Company as of March 1, 1997 based upon information supplied by the Company's directors and executive officers. All directors and executive officers have sole voting and sole investment power in shares reported as beneficially owned by them, except as may be noted. No person, except the State of Wisconsin Investment Board, is known by the Company to own more than five percent (5%) of the outstanding shares of the Company's common stock.



                                   Amount and Nature of      Percent of Class
Name of Beneficial Owner           Beneficial Ownership
                                           (1)

Alison Taunton-Rigby Ph.D. (2)           128,953                    2.58%
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Jeffrey T. Beaver (3)                     47,922                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Keith J. Dorrington Ph.D. (4)              2,500                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Elliott D. Hillback, Jr. (5)               2,500                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

John M. Nelson (6)                         6,187                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Gerald A. Beltz, Ph.D. (7)                19,456                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Stephen J. DiPalma (8)                    12,500                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Deborah B. Grabbe (9)                     18,240                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Robert B. Kammer, M.D. (10)               22,866                     *
Aquila Biopharmaceuticals, Inc.
365 Plantation Street
Worcester, MA  01605

Directors and Executive                  261,124                  5.22%
Officers as a Group (11)

State of Wisconsin Investment Board      414,074                  8.28%
State of Wisconsin
121 E. Wilson Street
Madison, Wisconsin 53707 (12)


__________________________________________________________________________
* Less than 1%

(1) Share ownership includes shares of common stock issuable on exercise of certain outstanding options as described in the footnotes below.

(2) Includes 125,293 shares which Dr. Taunton-Rigby may acquire upon the exercise of options.

(3) Includes 132 shares held as custodian for one daughter and 132 shares held as custodian for another daughter. Mr. Beaver disclaims beneficial ownership of the shares held as custodian for his daughters. Includes 37,181 shares which Mr. Beaver may acquire upon the exercise of options.

(4) Includes 2,500 shares which Dr. Dorrington may acquire upon the exercise of options.

(5) Includes 2,500 shares which Mr. Hillback may acquire upon the exercise of options.

(6) Includes 2,500 shares which Mr. Nelson may acquire upon the exercise of options.

(7) Includes 15,000 shares which Dr. Beltz may acquire upon the exercise of options.

(8) Includes 12,500 shares which Mr. DiPalma may acquire upon the exercise of options.

(9) Includes 15,000 shares which Ms. Grabbe may acquire upon the exercise of options.

(10) Includes 15,000 shares which Dr. Kammer may acquire upon the exercise of options.

(11) See Footnotes Numbers 1-10.

(12) Based solely upon information contained in Schedule 13G filed with the Company.


                      Board of Directors

The Board of Directors meets on a regularly scheduled basis and holds special meetings as required. The Board met three times during 1996.

The Board of Directors has assigned certain responsibilities to committees. The Audit Committee was established by the Board of Directors in October of 1996. The members of the Audit Committee are Mr. Hillback (chairman) and Dr. Dorrington. The Audit Committee held one meeting during 1996. The functions of the Audit Committee include recommending to the full Board the appointment of the independent public accountants for the Company, reviewing the scope and results of the audits by the independent public accountants, and reviewing internal reports on various aspects of the corporate operations.

The Compensation Committee was also established by the Board of Directors in October of 1996. The members of the Compensation Committee are Mr. Nelson (chairman) and Mr. Hillback. The Compensation Committee held one meeting during 1996 and reviewed the compensation of the Company's officers and directors and is reviewing other forms of employee compensation.

The Nominating Committee was established by the Board of Directors in October of 1996. The members of the Nominating Committee are Dr. Dorrington (chairman) and Mr. Beaver. The Nominating Committee held no meetings during 1996. The functions of the Nominating Committee include reviewing possible candidates for the Board of Directors and recommending nomination of appropriate candidates by the Board.

Shareholders who wish to suggest qualified candidates for the Board of Directors must do so in accordance with the provisions of the Company's By-Laws by sending a notice to the Company's Secretary, together with certain information with respect to such nominees, not less than 60 nor more than 150 days prior to the date of the Annual Meeting (unless less than 70 days notice of the Annual Meeting is given in which case notice must be given not later than the close of business on the tenth day following the earlier of such public disclosure or notice of such meeting).


                              EXECUTIVE COMPENSATION

                            Summary Compensation Table

The following table sets forth certain information as to the annual and long-term compensation for services to the Company for the last three completed fiscal years of the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company as of December 31, 1996 (collectively the "Named Executive Officers"). The amounts reported for 1996 reflect compensation paid by CBC (prior to and including October 21, 1996) and the Company (after October 21, 1996). The amounts reported for 1995 reflect compensation paid by CBC to the Named Executive Officers. No compensation is reported for Drs. Beltz and Kammer and Ms. Grabbe for 1994 as, although they were employed by CBC, they were not executive officers during such period.


                           Summary Compensation Table

                                                     Long-Term
                           Annual Compensation      Compensation       All
Name and                                               Awards         Other
Principal Position  Year  Salary  Bonus  Other  Restricted Securities Compen-
                            ($)     ($)  Annual   Stock    Underlying sation(1)
                                         Compen- Award(s)   Options/    ($)
                                          sation   ($)       SARS
                                            ($)               (#)
Alison Taunton-    1996 $225,000 $103,750    --       --     85,000    $4,895
Rigby
President/CEO      1995  161,827   38,340(2) --       --    104,043(3)  3,076
& Director         1994     --       --      --       --        --        --

Gerald A. Beltz    1996  144,708   40,000   31,373(4) --     60,000       762
Vice President of  1995  118,885    6,017(2) --       --        --        514
Research &         1994     --       --      --       --        --        --
Development

Stephen J. DiPalma 1996  100,000(5) 20,000   --       --     50,000       209
Vice President,    1995     --       --      --       --        --        --
Chief Financial    1994     --       --      --       --        --        --
Officer
& Treasurer

Deborah B. Grabbe  1996  132,040   33,000   25,081(6) --     60,000       689
Vice President of  1995  118,500    5,765(2)  --      --        --        512
Manufacturing      1994     --       --       --      --        --        --
Operations

Robert B. Kammer   1996  152,354   30,000    63,158(7) --    60,000      2073
Vice President of  1995  178,614    6,945(2) 55,110(8) --       --        772
Medical Affairs    1994     --       --       --       --       --        --


__________________________________

(1) The amount shown for each of the Named Executive Officers represents payments by the Company of term life insurance.

(2) Bonus for 1995 paid on consummation of Reorganization Plan in the Company's common stock (fair market value of common stock at time of payment).

(3) Options to purchase Company's common stock, converted from options to purchase CBC common stock based upon an exchange ratio of 7.569 shares of CBC stock for one share of the Company's common stock.

(4) Represents an incentive stock award in the amount of $29,700 and compensa-tion deferred pursuant to a salary reduction program, both of which were con-tingent upon CBC emerging from bankruptcy and were paid in the Company's common stock on consummation of the Reorganization Plan.

(5) Mr. DiPalma joined the Company on March 1, 1996.

(6) Represents an incentive stock award in the amount of $22,770 and compensa-tion deferred pursuant to a salary reduction program, both of which were con-tingent upon CBC emerging from bankruptcy and were paid in the Company's common stock on consummation of the Reorganization Plan.

(7) Represents an incentive stock award in the amount of $57,920 and compensa-tion deferred pursuant to a salary reduction program, both of which were con-tingent upon CBC emerging from bankruptcy and were paid in the Company's common stock on consummation of the Reorganization Plan.

(8) Tax reimbursements in the amount of $19,510 and relocation allowance in the amount of $35,600.




                         Option/SAR Grants in Last Fiscal Year



                            Individual Grants                  Potential
                                                               Realizable
                                                               Value at
Name                Number of  Percent of Exercise Expiration  Assumed
                    Securities   Total     of Base   Date      Annual Rates
                    Underlying  Options/   Price               of Stock Price
                    Option/SARs   SARs     ($/Sh.)             Appreciation
                     Granted    Granted to                     for Option
                      (#)       Employees                      Term
                                in Fiscal                      5%($)   10%($)
                                 Year
Alison Taunton-Rigby $85,000*   16.61%    $4.50   10/28/2006 $240,975 $608,175
Gerald A. Beltz       60,000*   11.72%     4.50   10/28/2006  170,100  429,300
Stephen J. DiPalma    50,000*    9.77%     4.50   10/28/2006  141,750  357,750
Deborah B. Grabbe     60,000*   11.72%     4.50   10/28/2006  170,100  429,300
Robert B. Kammer      60,000*   11.72%     4.50   10/28/2006  170,100  429,300


_______________________
*Stock option exercisable with respect to 25% of the shares on October 28, 1996, 25% of the shares on October 28, 1997, 25% on the shares on October 28, 1998, and 25% of the shares on October 28, 1999.



                   Fiscal Year End Option/SAR Value Table


The following chart shows the number and value of unexercised options held by each of the Named Executive Officers at the end of the Company's last fiscal year. The value shown for each option is equal to the difference between the exercise price of the option and the fair market value of the underlying stock at fiscal year end. The Company has never awarded any stock appreciation rights to any of its employees, and thus none are outstanding. None of the Named Executive Officers exercised any options during the Company's last fiscal year.



                          Aggregated Option/SAR Exercises In
                     Last Fiscal Year And FY-End Option/SAR Values

                         Number of Securities           Value of Unexercised
                        Underlying Unexercised               In-the-Money
                           Options/SARs at                 Options/SARs at
                            Fiscal Year-End               Fiscal Year-End
Name                            (#)                             ($)

                       Exercisable/Unexercisable   Exercisable/Unexercisable
Alison Taunton-Rigby         125,293/63,750                 $224,484/24,225
Gerald A. Beltz               15,000/45,000                    5,700/17,100
Stephen J. DiPalma            12,500/37,500                    4,750/14,250
Deborah B. Grabbe             15,000/45,000                    5,700/17,100
Robert B. Kammer              15,000/45,000                    5,700/17,100

The Company has entered into employment contracts with several of its officers as described below.

Dr. Taunton-Rigby entered into an employment agreement dated April 6, 1995 with CBC, which has been assumed by the Company, which provides for an annual base salary of $225,000, subject to increase from time to time at the discretion of the Company. The term of the contract automatically extends for an additional year on each anniversary date unless the Company gives a notice of termination 90 days prior to the relevant anniversary date. If Dr. Taunton-Rigby's employment is terminated within six months of a "change of control," she is entitled to a payment equal to two times her base salary as in effect prior to the change of control. If Dr. Taunton-Rigby's employment is terminated due to a default by the Company or by the Company without cause, she is entitled to an amount equal to one year's (six months in the case of a termination on an anniversary date pursuant to 90 days' notice) base salary.

Dr. Beltz entered into an employment agreement with CBC dated August 21, 1995, which has been assumed by the Company, which provides for an initial annual salary of $140,000, subject to review on an annual basis. Dr. Beltz's employment under the agreement may be terminated any time after August 21, 1997 by either party without liability upon 180 days prior written notice.

Mr. DiPalma entered into an employment agreement with CBC dated March 1, 1996, which has been assumed by the Company, which provides for an initial annual salary of $125,000, subject to review on an annual basis. Mr. DiPalma's employment under the agreement may be terminated any time after March 1, 1998 by either party without liability upon 180 days prior written notice.

Ms. Grabbe entered into an employment agreement with CBC dated August 21, 1995, which has been assumed by the Company, which provides for an initial annual salary of $130,000, subject to review on an annual basis. Ms. Grabbe's employment under the agreement may be terminated at any time after August 21, 1997 by either party without liability upon 180 days prior written notice.

Dr. Kammer entered into an employment agreement with CBC dated August 21, 1995, which has been assumed by the Company, which provides for an initial annual salary of $150,000, subject to review on an annual basis. Dr. Kammer's employment under the agreement may be terminated at any time after August 21, 1997 by either party without liability upon 180 days prior written notice.

Performance Graph

     The following graph shows a comparison over a five-year period ending at the end of the Company's last fiscal year of the cumulative total return to the Company's shareholders with the cumulative total return of the Standard & Poor's 500 Composite Index, the NASDAQ Total Return Index and the NASDAQ Pharmaceutical Index and assumes an investment of $100 on December 31, 1991. The Company has selected the NASDAQ Total Return Index to replace the Standard & Poor's 500 Composite Index (included in graph for comparison purposes) as the Company is listed on the NASDAQ National Market System.


                               1991    1992    1993    1994    1995    1996
S&P 500 Composite Index      $100.00  $107.7  $118.2  $119.8  $164.8  $203.2
NASDAQ Total Return Index     100.00   116.4   133.6   130.6   184.7   227.2
NASDAQ Pharmaceuticals Index  100.00    83.2    74.2    55.8   102.1   102.4
Cambridge Biotech             100.00    73.1    25.6    13.5    13.5    15.4
Corporation/Aquila
Biopharmaceuticals, Inc.(9)

___________________
(9) The graph represents the history of CBC until October 1996, and the Company thereafter.


Board Compensation Committee Report on Executive Compensation


Overall Policy

The Company's executive compensation program is designed to be closely linked to corporate performance and return to shareholders by tying a significant portion of executive compensation to the Company's success in meeting specified annual performance goals. The overall objectives of this strategy are to provide competitive salaries necessary to attract and retain the highest quality talent, to reward performances that accomplish Company goals and priorities, and to provide incentives that link the executive officers' opportunities for financial reward with that of the shareholders.

Decisions on compensation of the Company's executives generally are made by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for setting and administering the policies that govern executive compensation and the compensation of the Company's executive officers.

Generally, the three principal components of the compensation program are base salary, bonuses, and equity-based incentives (typically stock options), although awards are not necessarily granted in all three categories every year. In addition, the Compensation Committee takes into account the full compensation package provided by the Company to the individual, including savings plans, severance plans, insurance, and benefits generally available to all employees of the Company.

This report addresses the Company's compensation policies for 1996 as they affected the chief executive officer and the four other executive officers. Although the Compensation Committee has taken an active role in compensation decisions for 1997, its role in 1996 compensation was limited to determining bonuses for such executive officers; as base compensation was dictated by contracts between each executive officer and CBC, which contracts were assumed by the Company.

Salary Administration

Salaries are reviewed annually, and any adjustments are determined by evaluating the performance of the Company and of each executive officer, including any change in the executive's responsibilities. The ranges of appropriate base salaries are determined by analysis of salary data on positions of comparable responsibility within the biotechnology industry, as reported in the annual Biotechnology Compensation Survey Report by Radford Associates/Alexander & Alexander Consulting Group. Exceptional performances are generally compensated with performance-related bonuses and stock options rather than raising base salaries, reflecting the Compensation Committee's increasing emphasis on tying pay to performance criteria.

Bonus Program

Executives are eligible to receive bonuses based on the overall performance of the Company and based on outstanding individual achievement. All bonus payments are made in the discretion of the Compensation Committee. The Compensation Committee awarded bonuses to each of the executive officers, other than Dr. Taunton-Rigby, totaling in the aggregate $123,000, based upon a review of the performance of each such officer taking into account Dr. Taunton-Rigby's evaluation of the performance of such officers, all of whom report to her.


Stock Option Program

The Compensation Committee believes that long-term incentive awards such as stock options link the executive's opportunity for financial reward with that of the shareholders, in that the value of an executive's stock options increases as the value of the shareholders' shares increases.

Under the Company's 1996 Stock Award and Option Plan, the Company may grant stock options, discounted stock options, restricted stock, deferred stock, and stock appreciation rights to any or all of the Company's employees, officers, and advisors and/or consultants. The Board granted options for 230,000 shares of the Company's common stock in the aggregate to the executive officers, other than Dr. Taunton-Rigby.

Compensation of the Chief Executive Officer

Dr. Taunton-Rigby's 1996 base compensation is pursuant to an employment contract negotiated with CBC in 1995 and approved by the United States Bankruptcy Court. The Company assumed the obligations of CBC under the contract pursuant to the Reorganization Plan. The Compensation Committee granted Dr. Taunton-Rigby a bonus in the amount of $78,750, consistent with the parameters previously adopted by the board of directors of CBC. The Compensation Committee also awarded Dr. Taunton-Rigby an additional bonus of $25,000 for her leadership in the consummation of the Reorganization Plan. In October of 1996, shortly after the consummation of the Reorganization Plan, the Company granted options to all of its employees in recognition of their contribution to the successful commencement of the Company's operations and to provide the Company's continuing employees with a proprietary interest in the Company's future. One of the awards made at this time was a grant to Dr. Taunton-Rigby of an option to purchase 85,000 shares of the Company's common stock.

                   SUBMITTED BY THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

                              John M. Nelson, Chairman
                               Elliott D. Hillback, Jr.


              Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of the registered class of the Company's equity securities (collectively, "Reporting Person") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock of the Company. Each Reporting Person is required by SEC regulation to furnish the Company with copies of such Section 16(a) reports. To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports are required during the fiscal year ended December 31, 1996, no Reporting Person has failed to file on a timely basis any report required by
Section 16(a) of the Exchange Act.

                           Compensation of Directors

Each director who is not an employee of the Company receives fees of $2,000 ($2,500 for the chairman of the Board) for each Board meeting attended in person by such director; $1,000 for each standing committee meeting, held on a day other than a day on which a meeting of the Board is held, attended by such director in person; and $500 for each Board and committee meeting attended by telephone provided such committee meeting is not held on the same day as a Board meeting. Under provisions of the Company's 1996 Directors Stock Award and Option Plan providing for formula grants, each non-employee director was awarded an option to purchase 10,000 shares of the Company's common stock as of the effective date of the plan; one-fourth of which vested immediately and one-fourth of which vests at each succeeding anniversary date. On the first trading day of July of each year, each non-employee director will be awarded an option to purchase up to 2,500 shares of the Company's common stock.


                                  PROPOSAL 3
                   APPROVAL OF 1996 STOCK AWARD AND OPTION PLAN


The Company adopted the 1996 Stock Award and Option Plan (the "Option Plan") in October of 1996 to provide the Company's employees, officers, directors (if declared eligible), consultants and advisors with additional incentives for performance furthering the interest and success of the Company.

Administration and Eligibility

The Option Plan is administered by the Compensation Committee of the Board of Directors. Under the Option Plan, the Company may grant stock options, discounted stock options, restricted stock, deferred stock and stock appreciation rights (collectively "Award(s)"). There is an initial authorization and reservation of 2,000,000 shares of the Company's common stock, $.01 par value, available for Awards. All employees, (currently approximately 60 people), officers (currently five people) or directors of, or consultants or advisors to, the Company are eligible to receive options under the Option Plan. Directors are eligible to participate in the Option Plan only if particularly declared eligible by the Board or the Compensation Committee. However, only employees of the Company are eligible to receive incentive stock options.

Terms

The Compensation Committee, based on recommendations of management, selects the recipient of the Award and determines the number of shares subject to each Award and the terms of each Award.

Payment of the option exercise price may be made in cash, shares of the Company's common stock or a combination of both.

Amendment and Termination

The Board of Directors may at any time, and from time to time, modify or amend the Option Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision with respect to incentive stock options, or under Rule 16b-3 under the Exchange Act, the Board of Directors may not effect such modification or amendment without such approval. The Option Plan will remain in full force and effect until terminated by the Board.




Federal Income Tax Consequences

     Under the Option Plan, the Company may grant non-qualified options, incentive stock options ("ISOs"), as that term is used in Section 422 of the Code, and discounted options.

     With respect to a non-qualified stock option awarded under the Option
Plan: (i) no income is realized by the participant at the time the option is granted; (ii) generally, upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation or depreciation, after the date of exercise, is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

     With respect to an ISO, no taxable income is realized by the participant upon the grant or exercise of an ISO. If common stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a long-term loss; and (ii) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference equal in amount to the excess of the fair market value of the stock on the date of exercise over the option price which may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise. To the extent the aggregate fair market value of stock with respect to which ISOs held by a participant are exercisable for the first time during any calender year exceeds $100,000, such ISOs shall be treated as non-qualified stock options.

     If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and
(ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not entitle the Company to any further deduction.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

     Discounted options awarded under the Option Plan would generally be treated in the same manner for tax purposes as non-qualified options.








             Options Received by Executive Officers in 1996


Alison Taunton-Rigby Ph.D.                                   85,000*
President, Chief Executive Officer and Director

Gerald A. Beltz                                              60,000*
Vice President of Research and Development

Stephen J. DiPalma                                           50,000*
Chief Financial Officer and Treasurer

Deborah B. Grabbe                                            60,000*
Vice President of Manufacturing Operations

Robert B. Kammer                                             60,000*
Vice President of Medical Affairs

Executive Officers as a Group                               315,000*



* Stock option exercisable with respect to 25% of the shares on October 28, 1996, 25% of the shares on October 28, 1997, 25% of the shares on October 28, 1998, and 25% of the shares on October 28, 1999.


      The Board of Directors recommends a vote FOR the approval
                          of the Option Plan.




                               PROPOSAL 4
           APPROVAL OF 1996 DIRECTORS STOCK AWARD AND OPTION PLAN


The Company adopted the 1996 Directors Stock Award and Option Plan (the "Directors' Option Plan") in October of 1996 to provide the Company's directors with additional incentives for performance furthering the interest and success of the Company.

Administration and Eligibility

The Directors' Option Plan is administered by the Compensation Committee of the Board of Directors. Under the Directors' Option Plan, the Company may grant stock options, discounted stock options, restricted stock, deferred stock and stock appreciation rights (collectively "Award(s)"). There is an initial authorization and reservation of 200,000 shares of the Company's common stock, $.01 par value, available for Awards. All directors of the Company are eligible to receive options under the Directors' Option Plan. However, only employees of the Company are eligible to receive incentive stock options and only non-employee directors are eligible to receive the so called "formula grants" described below.



Terms

a.   Formula Grants

     Under the terms of the Directors' Option Plan, each director who is not an employee of the Company was initially granted an option to purchase 10,000 shares of the Company's common stock; one-fourth of which vested immediately and one-fourth of which vests at each succeeding anniversary date. In addition, on the first trading day of each July, commencing July of 1997, each non-employee director shall be granted options with respect to up to 2,500 shares of the Company's common stock.

b.   General

     Except as set forth above, the Compensation Committee selects the recipient of the Award and determines the number of shares subject to each Award and the terms of each Award.

     Payment of the option exercise price may be made in cash, shares of the Company's common stock or a combination of both.

Amendment and Termination

The Board of Directors may at any time, and from time to time, modify or amend the Directors' Option Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code, or any successor provision with respect to incentive stock options, or under Rule 16b-3 under the Exchange Act, the Board of Directors may not effect such modification or amendment without such approval. The Directors' Option Plan will remain in full force and effect until terminated by the Board.

Federal Income Tax Consequences

     Under the Directors' Option Plan, the Company may grant non-qualified options, ISOs and discounted options.

     With respect to a non-qualified stock option awarded under the Directors' Option Plan: (i) no income is realized by the participant at the time the option is granted; (ii) generally, upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation or depreciation, after the date of exercise, is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

     With respect to an ISO, no taxable income is realized by the participant upon the grant or exercise of an ISO. If common stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a long-term loss; and (ii) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference equal in amount to the excess of the fair market value of the stock on the date of exercise over the option price which may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise. To the extent the aggregate fair market value of stock with respect to which ISOs held by a participant are exercisable for the first time during any calender year exceeds $100,000, such ISOs shall be treated as non-qualified stock options.

     If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and
(ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not entitle the Company to any further deduction.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

     Discounted options awarded under the Directors' Option Plan, would generally be treated in the same manner for tax purposes as non-qualified options.


The Board of Directors recommends a vote For the approval of the Directors' Option Plan.



                               PROPOSAL 5
              APPROVAL OF 1996 EMPLOYEE STOCK PURCHASE PLAN


The Company adopted the 1996 Employee Stock Purchase Plan (the "Purchase Plan") in October of 1996 to provide the Company's employees with incentives for performance furthering the interest and success of the Company and an opportunity to obtain a proprietary interest in the Company through ownership of its common stock.

Administration and Eligibility

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors. There is an initial authorization and reservation of 200,000 shares of the Company's common stock, $.01 par value, available for shares issued under the Purchase Plan. Any employee of the Company who, immediately after the grant of an option under the Purchase Plan, would own less than five percent of the Company's common stock and whose customary employment is more than twenty hours per week and more than five months in any calendar year is eligible to participate in the Purchase Plan.

Terms

     The Company's Board of Directors determines whether an offer is to be made under the Purchase Plan and, if an offer is to be made, selects a date for the offering, which must occur during the first fifteen days of January, and/or the first fifteen days of July in any year, and determines the number of shares to be offered. Pursuant to such offering, each eligible employee is offered an option to purchase shares at a price equal to 85% of the fair market value of the Company's common stock at the date of the offering. An eligible employee may elect to purchase that number of whole shares which can be purchased at the applicable price by investing such percentage of his base salary as is chosen by the eligible employee not to exceed 10%, subject to a pro rata reduction to insure that options are not granted for a number of shares which would exceed the aggregate number initially offered by the Board of Directors. The employee pays for his shares by payroll deductions. As of the end of the six-month purchase period, the Committee determines an "alternative offering price," which is 85% of the fair market value of the Company's common stock on that date. The employee's actual purchase price for the shares is the lower of the initial offering price and the alternative offering price. Each employee's option is deemed to have been exercised as of the end of the six-month purchase period, and the employee receives the number of shares equal to the number obtained by dividing the amount accumulated in his account by the lower of the initial offering price or the alternative offering price rounded down to the nearest whole share, subject to a pro rata reduction to ensure that the aggregate number of shares purchased does not exceed the aggregate number initially offered by the Board of Directors. The number of shares covered by the option, however, shall in no event be more than twice the number of shares calculated by dividing (i) the amount accumulated in the account by (ii) the fair market value of the common stock on the date of the offering. No eligible employee may be granted an option to purchase shares which would permit his total rights to purchase shares of the Company's stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock per year.

Amendment and Termination

The Board of Directors may at any time, and from time to time, modify or amend the Purchase Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 423 of the Code or any successor provision, the Board of Directors may not effect such modification or amendment without such approval. The Purchase Plan will remain in full force and effect until terminated by the Board or until there are no more shares available under the Purchase Plan for purchase.

Federal Income Tax Consequences

     It is intended that the rights to purchase shares to be granted by the Company under the Purchase Plan will constitute options issued pursuant to an "employee stock purchase plan" within the meaning of said Section 423. The Purchase Plan is not qualified under Section 401(a) of the Code.

     If shares are issued to an employee upon his exercise of the option granted under the Purchase Plan, and if no disposition of such shares is made by him within two years of the grant of such option, nor within one year after the transfer to him of such shares: (i) no income will be realized by the employee at the time of transfer of the shares to him, and
(ii) when he sells such shares (or dies without having transferred the shares), ordinary income will be realized to the extent of the lesser of:
(A) the excess of the fair market value of the shares on the date the right was granted over the option price, or (B) the excess of the fair market value of the shares at the time of disposition over the amount paid under the option. Any further gain will be treated for tax purposes as long-term capital gain, provided the employee holds the shares for more than one year after the last day of the purchase period applicable to such shares.

     No deduction will be allowed to the Company for Federal income tax purposes in connection with the granting or exercise of any right to purchase under the Purchase Plan if there is no disposition of the shares within either the two year or the one year periods referred to above. If there is a disposition of shares within either of those periods, the employee will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price per share and the fair market value of the shares at the time of exercise of the right to purchase, and the Company will be entitled to a deduction in the same amount. Any difference between the amount realized by an employee upon such a disposition and the fair market value of the shares at the time of the exercise of the right will be a short-term capital gain or loss, as the case may be. The Company is entitled to a deduction for the costs of administering the Purchase Plan.

The Board of Directors recommends a vote FOR the approval of the Purchase
Plan.


                      INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected Coopers & Lybrand L.L.P., independent certified public accountants, as auditors of the Company for fiscal year ending December 31, 1996. Coopers & Lybrand L.L.P. served as auditors during 1995. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting to be available to respond to appropriate questions and to have the opportunity to make a statement if such representative desires to do so.





                               SHAREHOLDER PROPOSALS

In order for any proposal that a shareholder intends to present at the next annual meeting of shareholders to be eligible for inclusion in the Company's proxy material for that meeting, it must be received by the Secretary of the Company at the Company's offices in Worcester, Massachusetts by December 22, 1997.

Date: April 18, 1997

                                          By order of the Board of Directors



                                                   JANE V. HAWKES, Secretary




                                 APPENDIX A


        PROXY             AQUILA BIOPHARMACEUTICALS, INC.            PROXY

             This Proxy is Solicited on behalf of the Board of Directors for Annual Meeting of Shareholders May 20, 1997.

             The undersigned shareholder of AQUILA BIOPHARMACEUTICALS, INC., revoking all previous proxies, hereby constitutes and appoints ALISON TAUNTON-RIGBY and JANE V. HAWKES, or any one of them, attorneys and proxies of the undersigned, with full power of substitution for and in the name of the undersigned to vote all shares of stock of the corporation which the undersigned may be entitled to vote at the annual meeting of the shareholders of the Corporation to be held at the offices of Brown, Rudnick, Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111, on Tuesday, May 20, 1997 at 3:00 p.m. or any adjournment thereof, with all powers which the undersigned would possess if personally present.

             The proxies appointed hereby are instructed to vote in the manner indicated on the reverse side on the following matters, as set forth in the notice of meeting and in the Proxy statement dated April 18, 1997, receipt of which is hereby acknowledged.

             This proxy when properly executed will be voted in accordance with the specifications indicated by the undersigned shareholder.

                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE


        Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                         AQUILA BIOPHARMACEUTICALS, INC.

                                 May 20, 1997

        A __X___  Please mark your votes as in this example.


        Where no specification is made, this proxy will be voted FOR the Election of Directors and FOR the proposals listed under items two and three below, in accordance with the recommendation of the Board of Directors.

        1. and 2. Election of Directors

        Nominees:

        Class I directors to hold office until the annual meeting of shareholders in 1999.

        Messrs. Hillback and Nelson

        Class II director to hold office until the annual meeting of shareholders in 2000.

        Dr. Alison Taunton-Rigby

             ___ FOR all nominees          ___ WITHHOLD from all nominees


        For, except vote withheld from the following nominee(s):
        _______________________________________________________

        3. To consider and act upon a proposal to approve the 1996 Stock Award and Option Plan as set forth in the Proxy Statement.

             ___ FOR             ___ AGAINST         ___ ABSTAIN

        4. To consider and act upon a proposal to approve the 1996 Directors Stock Award and Option Plan as set forth in the Proxy Statement.

             ___ FOR             ___ AGAINST         ___ ABSTAIN

        5. To consider and act upon a proposal to approve the 1996 Employee Stock Purchase Plan.

             ___ FOR             ___ AGAINST         ___ ABSTAIN


        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

        PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                       MARK HERE IF YOU PLAN TO ATTEND THE MEETING   _____

        __________________________    MARK HERE FOR ADDRESS CHANGE   _____
                                      AND NOTE AT LEFT
        __________________________

        __________________________



        Signature________________________________________Date______________


        Signature________________________________________Date______________

        NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.